Exhibit 99.1

PRESS RELEASE

For Immediate Release

Monolithic Power Systems Announces Results

for the Fourth Quarter and Year Ended December 31, 2018,

and an Increase in Quarterly Cash Dividend

KIRKLAND, WASHINGTON, February 12, 2019--Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance analog solutions, today announced financial results for the quarter and year ended December 31, 2018. The Company also announced that its Board of Directors has approved an increase in the quarterly cash dividend from $0.30 per share to $0.40 per share. The first quarter dividend of $0.40 per share will be paid on April 15, 2019 to all stockholders of record as of the close of business on March 29, 2019.

The results for the quarter ended December 31, 2018 are as follows:

●

Revenue was $153.5 million for the quarter ended December 31, 2018, a 4.0% decrease from $160.0 million for the quarter ended September 30, 2018 and an 18.6% increase from $129.4 million for the quarter ended December 31, 2017.

●	GAAP gross margin was 55.1% for the quarter ended December 31, 2018, compared with 55.0% for the quarter ended December 31, 2017.
●

Non-GAAP (1) gross margin was 55.6% for the quarter ended December 31, 2018, excluding the impact of $0.5 million for stock-based compensation expense and $0.2 million for the amortization of acquisition-related intangible assets, compared with 55.7% for the quarter ended December 31, 2017, excluding the impact of $0.4 million for stock-based compensation expense and $0.5 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $51.5 million for the quarter ended December 31, 2018, compared with $46.1 million for the quarter ended December 31, 2017.
●

Non-GAAP (1) operating expenses were $38.7 million for the quarter ended December 31, 2018, excluding $14.3 million for stock-based compensation expense and $1.5 million for deferred compensation plan income, compared with $33.9 million for the quarter ended December 31, 2017, excluding $11.5 million for stock-based compensation expense and $0.8 million for deferred compensation plan expense.

●	GAAP operating income was $33.1 million for the quarter ended December 31, 2018, compared with $25.1 million for the quarter ended December 31, 2017.
●

Non-GAAP (1) operating income was $46.6 million for the quarter ended December 31, 2018, excluding $14.8 million for stock-based compensation expense, $0.2 million for the amortization of acquisition-related intangible assets and $1.5 million for deferred compensation plan income, compared with $38.2 million for the quarter ended December 31, 2017, excluding $11.9 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets and $0.8 million for deferred compensation plan expense.

●	GAAP interest and other expense, net was $0.4 million for the quarter ended December 31, 2018, compared with interest and other income, net of $1.6 million for the quarter ended December 31, 2017.
●

Non-GAAP (1) interest and other income, net was $1.6 million for the quarter ended December 31, 2018, excluding $2.0 million for deferred compensation plan expense, compared with $1.0 million for the quarter ended December 31, 2017, excluding $0.6 million for deferred compensation plan income.

●	GAAP income before income taxes was $32.7 million for the quarter ended December 31, 2018, compared with $26.7 million for the quarter ended December 31, 2017.
●

Non-GAAP (1) income before income taxes was $48.2 million for the quarter ended December 31, 2018, excluding $14.8 million for stock-based compensation expense, $0.2 million for the amortization of acquisition-related intangible assets and $0.5 million for deferred compensation plan expense, compared with $39.2 million for the quarter ended December 31, 2017, excluding $11.9 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets, and $0.1 million for deferred compensation plan expense.

●

GAAP net income was $27.6 million and GAAP earnings per share were $0.61 per diluted share for the quarter ended December 31, 2018. Comparatively, GAAP net income was $12.1 million and GAAP earnings per share were $0.27 per diluted share for the quarter ended December 31, 2017.

●

Non-GAAP (1) net income was $44.6 million and non-GAAP earnings per share were $0.99 per diluted share for the quarter ended December 31, 2018, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $36.3 million and non-GAAP earnings per share of $0.82 per diluted share for the quarter ended December 31, 2017, excluding stock-based compensation income, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects.

The results for the year ended December 31, 2018 are as follows:

●	Revenue was $582.4 million for the year ended December 31, 2018, a 23.7% increase from $470.9 million for the year ended December 31, 2017.
●	GAAP gross margin was 55.4% for the year ended December 31, 2018, compared with 54.8% for the year ended December 31, 2017.
●

Non-GAAP (1) gross margin was 55.9% for the year ended December 31, 2018, excluding the impact of $1.9 million for stock-based compensation expense and $0.8 million for the amortization of acquisition-related intangible assets, compared with 55.6% for the year ended December 31, 2017, excluding the impact of $1.7 million for stock-based compensation expense and $2.1 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $209.2 million for the year ended December 31, 2018, compared with $180.9 million for the year ended December 31, 2017.
●

Non-GAAP (1) operating expenses were $151.1 million for the year ended December 31, 2018, excluding $58.7 million for stock-based compensation expense and $0.6 million for deferred compensation plan income, compared with $127.1 million for the year ended December 31, 2017, excluding $51.0 million for stock-based compensation expense and $2.8 million for deferred compensation plan expense.

●	GAAP operating income was $113.5 million for the year ended December 31, 2018, compared with $77.4 million for the year ended December 31, 2017.
●

Non-GAAP (1) operating income was $174.3 million for the year ended December 31, 2018, excluding $60.6 million for stock-based compensation expense, $0.8 million for the amortization of acquisition-related intangible assets and $0.6 million for deferred compensation plan income, compared with $134.9 million for the year ended December 31, 2017, excluding $52.6 million for stock-based compensation expense, $2.1 million for the amortization of acquisition-related intangible assets and $2.8 million for deferred compensation plan expense.

●	GAAP interest and other income, net was $5.0 million for the year ended December 31, 2018, compared with $5.5 million for the year ended December 31, 2017.
●

Non-GAAP (1) interest and other income, net was $6.0 million for the year ended December 31, 2018, excluding $1.0 million for deferred compensation plan expense, compared with $3.0 million for the year ended December 31, 2017, excluding $2.5 million for deferred compensation plan income.

●	GAAP income before income taxes was $118.5 million for the year ended December 31, 2018, compared with $82.9 million for the year ended December 31, 2017.
●

Non-GAAP (1) income before income taxes was $180.4 million for the year ended December 31, 2018, excluding $60.6 million for stock-based compensation expense, $0.8 million for the amortization of acquisition-related intangible assets and $0.4 million for deferred compensation plan expense, compared with $137.9 million for the year ended December 31, 2017, excluding $52.6 million for stock-based compensation expense, $2.1 million for the amortization of acquisition-related intangible assets, and $0.2 million for deferred compensation plan expense.

●

GAAP net income was $105.3 million and GAAP earnings per share were $2.36 per diluted share for the year ended December 31, 2018. Comparatively, GAAP net income was $65.2 million and GAAP earnings per share were $1.50 per diluted share for the year ended December 31, 2017.

●

Non-GAAP (1) net income was $166.8 million and non-GAAP earnings per share were $3.74 per diluted share for the year ended December 31, 2018, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $127.5 million and non-GAAP earnings per share of $2.93 per diluted share for the year ended December 31, 2017, excluding stock-based compensation income, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects.

The following is a summary of revenue by end market for the periods indicated (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
End Market	2018	2017	2018	2017
Computing and storage	$43,537	$26,679	$159,121	$100,782
Automotive	22,221	15,846	80,078	53,888
Industrial	26,928	16,160	88,472	62,896
Communications	20,147	15,857	70,589	63,606
Consumer	40,664	54,888	184,122	189,757
Total	$153,497	$129,430	$582,382	$470,929

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
Product Family	2018	2017	2018	2017
DC to DC	$143,021	$119,161	$537,512	$431,861
Lighting Control	10,476	10,269	44,870	39,068
Total	$153,497	$129,430	$582,382	$470,929

“Despite uncertainty in the macro economy, we expect to continue winning market share in cloud computing, automotive and telecommunication markets. We believe our future is bright," said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’ financial targets for the first quarter ending March 31, 2019:

●	Revenue in the range of $138 million to $144 million.

●	GAAP gross margin between 54.8% and 55.4%. Non-GAAP (1) gross margin between 55.3% and 55.9%, which excludes an estimated impact of stock-based compensation expenses of 0.5%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $55 million and $59 million. Non-GAAP (1) R&D and SG&A expenses between $38 million and $40 million, which excludes an estimate of stock-based compensation expenses in the range of $17.0 million to $19.0 million.

●	Total stock-based compensation expense of $17.6 million to $19.6 million.

●	Interest and other income, net, of $1.4 million to $1.6 million before foreign exchange gains or losses.

●	Fully diluted shares outstanding between 44.7 million and 45.7 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP interest and other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, interest and other income, net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP interest and other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS' core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, February 12, 2019. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 8037138. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, interest and other income, and diluted shares outstanding, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS' products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS' schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; our ability to manage our inventory levels; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, including in foreign countries where MPS has offices or operations; adverse events arising from orders of governmental entities, including such orders that impact our customers, and adopting of new or amended accounting standards; the effect of catastrophic events; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS' financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS' Securities and Exchange Commission (SEC) filings, including, but not limited to, our annual report on Form 10-K filed with the SEC on March 1, 2018 and our quarterly report on Form 10-Q filed with the SEC on November 2, 2018. The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS' projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael Hsing in 1997 and is based in the United States. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	December 31,
	2018	2017
ASSETS
Current assets:
Cash and cash equivalents	$172,704	$82,759
Short-term investments	204,577	216,331
Accounts receivable, net	55,214	38,037
Inventories	136,384	99,281
Other current assets	11,931	12,762
Total current assets	580,810	449,170
Property and equipment, net	150,001	144,636
Long-term investments	3,241	5,256
Goodwill	6,571	6,571
Acquisition-related intangible assets, net	111	951
Deferred tax assets, net	16,830	15,917
Other long-term assets	35,868	30,068
Total assets	$793,432	$652,569

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$22,678	$22,813
Accrued compensation and related benefits	18,799	15,597
Accrued liabilities	38,962	27,507
Total current liabilities	80,439	65,917
Income tax liabilities	34,375	31,621
Other long-term liabilities	38,525	33,024
Total liabilities	153,339	130,562
Stockholders' equity:
Common stock and additional paid-in capital, $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 42,505 and 41,614, respectively	450,908	376,586
Retained earnings	194,728	143,608
Accumulated other comprehensive income (loss)	(5,543)	1,813
Total stockholders’ equity	640,093	522,007
Total liabilities and stockholders’ equity	$793,432	$652,569

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Revenue	$153,497	$129,430	$582,382	$470,929
Cost of revenue	68,904	58,269	259,714	212,646
Gross profit	84,593	71,161	322,668	258,283
Operating expenses:
Research and development	22,735	21,730	93,455	82,359
Selling, general and administrative	28,372	24,038	113,803	97,257
Litigation expense, net	409	340	1,922	1,243
Total operating expenses	51,516	46,108	209,180	180,859
Income from operations	33,077	25,053	113,488	77,424
Interest and other income (expense), net	(393)	1,647	4,994	5,520
Income before income taxes	32,684	26,700	118,482	82,944
Income tax provision	5,046	14,629	13,214	17,741
Net income	$27,638	$12,071	$105,268	$65,203

Net income per share:
Basic	$0.65	$0.29	$2.49	$1.58
Diluted	$0.61	$0.27	$2.36	$1.50
Weighted-average shares outstanding:
Basic	42,467	41,574	42,247	41,350
Diluted	45,058	44,160	44,602	43,578

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Cost of revenue	$504	$391	$1,888	$1,654
Research and development	3,822	3,519	15,990	14,816
Selling, general and administrative	10,516	7,948	42,729	36,147
Total stock-based compensation expense	$14,842	$11,858	$60,607	$52,617

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net income	$27,638	$12,071	$105,268	$65,203
Net income as a percentage of revenue	18.0%	9.3%	18.1%	13.8%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	14,842	11,858	60,607	52,617
Amortization of acquisition-related intangible assets	197	513	841	2,051
Deferred compensation plan expense	458	148	431	238
Tax effect	1,432	11,688	(313)	7,402
Non-GAAP net income	$44,567	$36,278	$166,834	$127,511
Non-GAAP net income as a percentage of revenue	29.0%	28.0%	28.6%	27.1%

Non-GAAP net income per share:
Basic	$1.05	$0.87	$3.95	$3.08
Diluted	$0.99	$0.82	$3.74	$2.93

Shares used in the calculation of non-GAAP net income per share:
Basic	42,467	41,574	42,247	41,350
Diluted	45,058	44,160	44,602	43,578

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Gross profit	$84,593	$71,161	$322,668	$258,283
Gross margin	55.1%	55.0%	55.4%	54.8%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	504	391	1,888	1,654
Amortization of acquisition-related intangible assets	197	513	841	2,051
Non-GAAP gross profit	$85,294	$72,065	$325,397	$261,988
Non-GAAP gross margin	55.6%	55.7%	55.9%	55.6%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Total operating expenses	$51,516	$46,108	$209,180	$180,859

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(14,338)	(11,467)	(58,719)	(50,963)
Deferred compensation plan income (expense)	1,513	(776)	591	(2,769)
Non-GAAP operating expenses	$38,691	$33,865	$151,052	$127,127

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Total operating income	$33,077	$25,053	$113,488	$77,424

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	14,842	11,858	60,607	52,617
Amortization of acquisition-related intangible assets	197	513	841	2,051
Deferred compensation plan (income) expense	(1,513)	776	(591)	2,769
Non-GAAP operating income	$46,603	$38,200	$174,345	$134,861

RECONCILIATION OF INTEREST AND OTHER INCOME (EXPENSE), NET, TO NON-GAAP INTEREST AND OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Total interest and other income (expense), net	$(393)	$1,647	$4,994	$5,520

Adjustments to reconcile interest and other income (expense), net, to non-GAAP interest and other income, net:
Deferred compensation plan (income) expense	1,971	(628)	1,022	(2,531)
Non-GAAP interest and other income, net	$1,578	$1,019	$6,016	$2,989

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Total income before income taxes	$32,684	$26,700	$118,482	$82,944

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	14,842	11,858	60,607	52,617
Amortization of acquisition-related intangible assets	197	513	841	2,051
Deferred compensation plan expense	458	148	431	238
Non-GAAP income before income taxes	$48,181	$39,219	$180,361	$137,850

2019 FIRST QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending
	March 31, 2019
	Low	High
Gross margin	54.8%	55.4%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.5%	0.5%
Non-GAAP gross margin	55.3%	55.9%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)

	Three Months Ending
	March 31, 2019
	Low	High
R&D and SG&A expense	$55,000	$59,000
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(17,000)	(19,000)
Non-GAAP R&D and SG&A expense	$38,000	$40,000